UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 12, 2004
                                                           ------------


                         Transnational Industries, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-14835              22-2328806
     -------------------        ----------------      ----------------------
       (State or other          (Commission             (IRS Employer
       jurisdiction of          File Number)            Identification No.)
       incorporation)



Post Office Box 198 U.S. Route 1 Chadds Ford, Pennsylvania          19317
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(Address of principal executive offices)                          (Zip Code)


                                 (610)459-5200
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               Registrant's telephone number, including area code


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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.

Transnational Industries, Inc. issued a press release on May 12, 2004. A copy of the press release is included as Exhibit 99 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

Exhibits:

99       Press Release, dated May 12, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANSNATIONAL INDUSTRIES, INC.


Date:  May 12, 2004                     By:/s/ Paul L. Dailey
                                           ---------------------------------
                                             Paul L. Dailey
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                 Description

99                          Press Release, dated May 12, 2004.